                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [x]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[ ] Preliminary proxy statement               [ ] Confidential, for use of
[x] Definitive proxy statement                    the Commission only (as
[ ] Definitive additional materials               permitted by Rule 14a-6(e)(2))
[ ] Soliciting material under Rule 14a-12.

                        SOURCE INTERLINK COMPANIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title to each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      (3)   Filing Party:

            --------------------------------------------------------------------

      (4)   Date Filed:

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
                        SOURCE INTERLINK COMPANIES, INC.
                     27500 Riverview Center Blvd., Suite 400
                          Bonita Springs, Florida 34134

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of                                              May 28, 2004
Source Interlink Companies, Inc.:                        Bonita Springs, Florida

The annual meeting of our shareholders will be held on Wednesday, July 14, 2004 commencing at 10:00 a.m. Eastern Daylight Savings Time in the Commodore Room of The New York Yacht Club, 37 W. 44th Street, New York, New York 10036. The purpose of this meeting is:

      1. To elect two Class III directors to each serve a three-year term expiring in 2007; and,

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on May 7, 2004, will be entitled to vote at the meeting. A list of all shareholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available at our principal executive offices, 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134, during usual business hours, for examination by any shareholder for any purpose germane to the annual meeting for 10 days prior to the date of the meeting. The list of shareholders will also be available at the meeting for examination at any time during the meeting.

A copy of our 2004 Annual Report accompanies this notice.

                                             By Order of the Board of Directors

                                                      /s/ Marc Fierman

                                                      Marc Fierman
                                                      Secretary

  YOUR VOTE IS IMPORTANT. PLEASE VOTE USING THE INTERNET, VOTE BY TELEPHONE OR
   SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. YOUR PROXY CARD CONTAINS INSTRUCTIONS FOR
                         EACH OF THESE VOTING OPTIONS.

                                 PROXY STATEMENT
                                     FOR THE
                       2004 ANNUAL MEETING OF SHAREHOLDERS

This proxy statement and the enclosed proxy card are being furnished to you in connection with the annual meeting of the shareholders of Source Interlink Companies, Inc. which is to be held on Wednesday, July 14, 2004 in the Commodore Room of The New York Yacht Club, 37 W. 44th Street, New York, New York 10036 commencing at 10:00 a.m. Eastern Daylight Savings Time.

The proxy is solicited by and on behalf of our board and is being first sent to our shareholders on or about May 28, 2004. The solicitation of proxies is being made primarily by first class mail. We will bear the cost of preparing and mailing our proxy materials, and the cost of any supplementary solicitations, which may be made by mail, telephone, telegraph or personally by our officers and employees.

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

You are receiving a proxy statement and proxy card because you own shares of the common stock of Source Interlink Companies, Inc. This proxy statement describes issues on which we would like you to vote at our annual meeting of shareholders. It also gives you information on these issues so you can make an informed decision.

When you vote by using the Internet, vote by telephone or sign and return the proxy card, you appoint S. Leslie Flegel and Douglas J. Bates as your representatives at the annual meeting. They will vote your shares as you have instructed them at the annual meeting (or, if an issue that is not on the proxy card comes up for vote, they will vote in accordance with their best judgment). This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we encourage you to vote using the Internet, vote by telephone or sign and return your proxy card in advance.

WHO IS ENTITLED TO VOTE?

Holders of our common stock on the close of business on May 7, 2004 are entitled to vote. We refer to May 7, 2004 as the record date.

In accordance with Missouri law, a list of shareholders entitled to vote at the meeting will be available at the place of the annual meeting on July 14, 2004 and will be accessible for ten days prior to the meeting at our principal place of business, 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134, between the hours of 9:00 a.m. and 5:00 p.m.

HOW MANY VOTES IS EACH SHARE OF STOCK ENTITLED TO CAST?

Shareholders are entitled to one vote per share on each matter to be voted on at the meeting. Shareholders are not entitled to cumulate their votes in the election of directors. On the record date, there were 23,077,968 shares of our common stock outstanding and entitled to vote.

HOW DO I VOTE?

Shareholders of record may vote by using the Internet, by telephone or by mail as described below. Shareholders also may attend the meeting and vote in person. If you own your shares through a bank or broker, please refer to your proxy card or the information forwarded by your bank or broker to see which options are available to you.

You may vote by using the Internet. The address of the website for Internet voting is www.eproxy.com/sorc. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Daylight Savings Time on July 13, 2004. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by using the Internet, you do not need to return your proxy card.

You may vote by telephone. You may vote by calling toll-free (800) 435-6710. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Daylight Savings Time on July 13, 2004. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

The method you use to vote will not limit your right to vote at the annual meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the annual meeting. If you hold your shares in "street name," you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the annual meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE ANNUAL MEETING?

Shares are counted as present at the annual meeting if the shareholder either is present and votes in person at the annual meeting or properly has submitted a proxy by using the Internet, telephone or U.S. mail.

As of the record date, 23,077,968 shares of our common stock were outstanding and are entitled to vote at the annual meeting. Shares representing a majority of our issued and outstanding common stock as of the record date must be present at the annual meeting in order to hold the annual meeting and conduct business. This is called a quorum.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

      - submitting a subsequent proxy by Internet, telephone or mail with a later date;

      - sending written notice of revocation to our Corporate Secretary at 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134; or

      -     voting in person at the annual meeting.

Attendance at the meeting will not by itself revoke a proxy.

ON WHAT ITEMS AM I VOTING?

You are being asked to vote on the election of two directors to serve until our 2007 annual meeting of shareholders. Although we do not anticipate that any other matters may be raised at the annual meeting, it is possible that additional matters may be properly submitted to the shareholder for consideration.

HOW MAY I VOTE FOR THE NOMINEES FOR DIRECTOR, AND HOW MANY VOTES MUST THE NOMINEES RECEIVE TO BE ELECTED?

At the election of nominees for director:

      -     vote FOR the election of all of the nominees for director;

      - WITHHOLD AUTHORITY to vote for one of the nominees and vote FOR the remaining nominee; or

      -     WITHHOLD AUTHORITY to vote for any of the nominees.

Each nominee receiving the affirmative votes of a majority of the shares present at the meeting will be elected to the office of director. We consider all abstentions and broker non-votes as present, so a vote withheld from a nominee has the same effect as a vote against the nominee.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

If a nominee is unable to stand for election, the board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. If the board designates a substitute nominee, shares represented by proxies voted for the nominee that is unable to stand for election will be voted for the substitute nominee.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all director nominees.

WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

If you return a signed card but do not provide voting instructions, your shares will be voted FOR all director nominees. If any other matters are properly presented for consideration at the annual meeting, the persons named in the proxy as your representatives will vote on those matters in accordance with their best judgment. We do not anticipate that any other matters will be raised at the annual meeting.

WILL MY SHARES BE VOTED IF I DO NOT VOTE BY USING THE INTERNET, VOTE BY TELEPHONE OR SIGN AND RETURN MY PROXY CARD?

If you own shares and you do not vote by using the Internet, vote by telephone or sign and return your proxy card, then your shares will not be voted and will not count in deciding the matters presented for shareholder consideration, unless your shares are held in "street name" through a bank or broker. In that case, your bank or broker may vote your shares under certain circumstances if you do not provide voting instructions before the annual meeting in accordance with Nasdaq Stock Market rules that govern the banks and brokers. These circumstances include "routine" matters, such as the election of directors. With respect to these matters, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR NEXT YEAR'S ANNUAL MEETING?

If you wish to submit a proposal to be included in our proxy statement for our 2005 Annual Meeting of Shareholders, we must receive it at our principal office on or before January 14, 2005. Please address your proposal to: Corporate Secretary, Source Interlink Companies, Inc. 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134.

We will not be required to include in our proxy statement a shareholder proposal that is received after January 14, 2005 or that otherwise does not meet the requirements for shareholder proposals established by the SEC or set forth in our bylaws.

If you miss the deadline for including a proposal in our printed proxy statement, or would like to nominate a director or bring other business before the 2005 Annual Meeting of Shareholders, under our current bylaws (which are subject to amendment at any time), you must notify our Corporate Secretary in writing not less than 120 days nor more than 150 days prior to the first anniversary of the notice of meeting for the preceding year's annual meeting. For our 2005 Annual Meeting of Shareholders, we must receive notice on or after December 15, 2004, and on or before January 14, 2005.

                              ELECTION OF DIRECTORS
                         INFORMATION ABOUT THE NOMINEES
                       AND DIRECTORS CONTINUING IN OFFICE

There are two nominees this year for election to our board. Mr. Robert O. Aders, who has served as a member of our board since March 1999, recently announced his intention to retire and will not stand for election to a new term of office. We thank Mr. Aders for his dedicated service to the board and our company.

Our board currently consists of nine (9) directors. As a result of Mr. Aders' retirement, the number of nominees is less than the number of directorships available. Our directors have the authority to decrease the number of directors constituting the board by resolution to any number which is not less than three
(3). Following the 2004 annual meeting of shareholders, the board has indicated that it will exercise this authority and reduce the number of directors to eight
(8). Your proxy cannot be voted for more than two directors. Our board is divided into three classes serving staggered three-year terms such that approximately one-third of the directors are elected at each annual meeting of shareholders.

Based on the recommendation of the Nominating and Corporate Governance Committee, our board has nominated Messrs. Flegel and Allen for election to the board at the annual meeting for a term expiring in 2007. Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE FOLLOWING NOMINEES.

We have included below some information about the nominees for election as directors and the director who will continue in office after the annual meeting.

NOMINEES FOR ELECTION TO TERMS EXPIRING IN 2007

S. Leslie Flegel, 66                                         Director since 1995

Mr. Flegel has been the Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception in March 1995. For more than 14 years prior thereto, Mr. Flegel was the principal owner and Chief Executive Officer of Display Information Systems Company, our predecessor. S. Leslie Flegel is the father of Jason S. Flegel, one of our Executive Vice Presidents.

A. Clinton Allen, 60                                         Director since 2004

Mr. Allen was appointed to our board in April 2004. He currently is Chairman and Chief Executive Officer of A.C. Allen & Company, an investment banking consulting firm. Mr. Allen was Vice Chairman of Psychemedics Corporation, a provider of drug testing services, from October 1989 and Chairman of Psychemedics Corporation from March 2002, until November 2003. Mr. Allen was Vice Chairman and a director of the DeWolfe Companies, until it was acquired by Cendant Corporation in September 2002. Additionally, he was a director and member of the executive committee of Swiss Army Brands, until it was acquired by Victorinox Corporation in August 2002.

Mr. Allen is the Lead Director of Steinway Musical Instruments, Inc., one of the world's largest manufacturers of musical instruments; a director and Chairman of Collector's Universe, Inc., a provider of services and products to dealers and collectors of high-end collectibles; a director of Integrated Alarm Services Group, Inc., the largest provider of wholesale security monitoring in the United States; a director of Brooks Automation Inc., a manufacturer of integrated tool and factory automation solutions for the global semiconductor and related industries, and a director of LKQ Corporation, the largest nationwide supplier of recycled OEM automotive parts.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2006

Harry L. "Terry" Franc, III, 68                              Director since 1995

Mr. Franc has been a member of our board since its inception in March 1995. Mr. Franc was one of the founders of Bridge Information Systems, Inc., a global provider of information services to the securities industry and of its subsidiary, Bridge Trading Company, a registered broker-dealer and member of the New York Stock Exchange. Mr. Franc was an Executive Vice President of Bridge Trading Company for more than 20 years and for more than 20 years prior to 1995, served as a director and Executive Vice President of Bridge Information Systems, Inc. Mr. Franc is a member of the National Organization of Investment Professionals. He is a director of TV House, Inc. and of the St. Louis Community Foundation. Mr. Franc also serves as President of the board of trustees of Jewish Hospital College of Nursing and Allied Health.

Kenneth F. Teasdale, 69                                      Director since 2000

Mr. Teasdale has served as a member of our board since March 2000. Mr. Teasdale has been the Chairman of Armstrong Teasdale LLP, a Missouri-based law firm, since 1993 and before that was Managing Partner from 1986 to 1993. He has been associated with Armstrong Teasdale since 1964. Prior thereto, Mr. Teasdale served as General Counsel to the Democratic Policy Committee of the United States Senate beginning in 1962. In that position, he also served for three years as Legal Assistant to the Majority Leader of the United States Senate. Mr. Teasdale is Chairman of the Board of Regents for St. Louis University, member of the Board of Trustees for the St. Louis Science Center, member of the Board of Directors for the United Way of Greater St. Louis, member of the Board of Trustees for St. Louis University and member of the Board of Trustees for the St. Louis Art Museum.

Allan R. Lyons, 63                                           Director since 2003

Mr. Lyons joined us as a member of the board in March 2003. From January 2000 to the present, Mr. Lyons has been the managing member of 21st Century Strategic Investment Planning, LC, a money management firm with more than $20.0 million under management. He is a member of the Board of Directors of Franklin Credit Management Corp., a specialty consumer finance and asset management company based in New York, NY. In late 1999, Mr. Lyons retired from Piaker & Lyons, a diversified certified public accounting firm where he specialized in taxes, estate and financial planning. Before becoming Chairman and Chief Executive Officer of Piaker & Lyons in 1994, Mr. Lyons had been a partner of the firm since 1968.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2005

James R. Gillis, 51                                          Director since 2000

Mr. Gillis became our President in December 1998, was appointed as a member of our board in March 2000 and became our President and Chief Operating Officer in August 2000. Prior thereto, he served as the President and Chief Executive Officer of Brand Manufacturing Corp., which we acquired in January 1999.

Aron S. Katzman, 66                                          Director since 1995

Mr. Katzman has served as a member of our board since its inception in March 1995. Mr. Katzman was a founder of Medicine Shoppe International, Inc. and served on its board of directors until it was purchased by Cardinal Health in 1994. Mr. Katzman served as the Chairman and Chief Executive Officer of Roman Company, a manufacturer and distributor of fashion custom jewelry. Mr. Katzman is a member of the board of directors of Foto, Inc. Presently, Mr. Katzman is Chairman and Chief

Executive Officer of Decorating Den of Missouri.

Randall S. Minix, 54                                         Director since 1995

Mr. Minix has served as a member of our board since its inception in March 1995. Since 2001, Mr. Minix has served as the Chief Financial Officer of South Atlantic Lumber Industries in Greensboro, North Carolina. For more than five years prior thereto, Mr. Minix had been the managing partner of Minix, Morgan & Company, L.L.P., an independent accounting firm headquartered in Greensboro, North Carolina.

BOARD MEETINGS

Our board held 11 meetings during our 2004 fiscal year. All of our directors attended at least 75% of all meetings of the board and the committees on which they serve.

EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS

Non-employee members of the board meet without management present as frequently as they deem appropriate, and at least twice each year in conjunction with regularly scheduled meetings of the board. The non-employee directors rotate as the presiding director for these meetings.

POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

We do not currently have a policy that requires the attendance of all directors at annual meetings of shareholders. Seven of our directors attended our 2003 Annual Meeting of Shareholders.

COMPENSATION

Under our current policy, each of our directors who is not also one of our employees receives:

      -     an annual retainer of $30,000; and

      -     an additional $2,500 for each quarterly board meeting attended.

Chairmen of committees receive an additional retainer ranging from $5,000 to $15,000 per year depending on the committee chaired. Each member of the Audit Committee, other than the Chairman, receives an additional $2,000 per year.

All director fees are payable quarterly either in cash or shares of our common stock valued at 90% of the last reported sale price on the payment date. During fiscal 2004, only Mr. Teasdale received this annual director's retainer in the form of shares. Directors are also entitled to be reimbursed for expenses incurred by them in attending meetings of the board and its committees.

Our directors also receive an annual grant of stock options for the purchase of 10,000 shares of our stock at an exercise price equal to the last reported sale price on the date of grant, typically the first business day in February of each year. These options are fully vested on the date of issuance.

DIRECTOR INDEPENDENCE

Our board has determined that Messrs. Allen, Franc, Katzman, Lyons, Minix and Teasdale are "independent" within the meaning of the rules of The Nasdaq Stock Market, based on its application of the standards set forth in the Corporate Governance Guidelines. Each member of the board's Audit, Compensation, Nominating and Corporate Governance and Capital Markets Committees is independent within the meaning of those rules and standards.

COMMUNICATIONS WITH DIRECTORS

Shareholders may communicate concerns to any director, committee member or the board by writing to the following address: Source Interlink Companies Board of Directors, Source Interlink Companies, Inc., 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134 Attn: Corporate Secretary. Please specify to whom your correspondence should be directed. The Corporate Secretary has been instructed by the board to promptly forward all correspondence to the relevant director, committee member or the full board, as indicated in the correspondence.

                          CORPORATE GOVERNANCE MATTERS

CORPORATE GOVERNANCE GUIDELINES

All of our property and business is controlled and managed under the supervision of our board. Members of the board are kept informed of our business through discussions with the Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer, and other key members of management, by reviewing materials provided to them and by participating in meetings of the board and its committees.

The board has adopted a set of Corporate Governance Guidelines that address the make-up and functioning of the board. A copy of these guidelines can be viewed and is available in the governance section of the investor relations page of our website (www.sourceinterlink.com).

CODE OF BUSINESS CONDUCT AND ETHICS

We have a long-standing commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct and Ethics is applicable to all representatives of our enterprise, including our executive officers and all other employees and agents of our company and our subsidiary companies, as well as to our directors. A copy of our Code of Business Conduct and Ethics is available in the governance section of the investor relations page of our website (www.sourceinterlink.com). In addition, our board has adopted a Code of Ethics for the Chief Executive Officer and Financial Executives and a Code of Ethics for Directors and Executive Officers which supplement our Code of Business Conduct and Ethics. A copy of the Codes of Ethics is available on the governance section of the investor relations page of our website (www.sourceinterlink.com). We will disclose any amendments to, or waivers from, the Codes of Ethics on our website.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board has established four standing committees: Audit, Compensation, Nominating and Corporate Governance and Capital Markets. Each standing committee's written charter, as adopted by the board, is available in the governance section of the investor relations page of our website
(www.sourceinterlink.com).

Audit Committee

The Audit Committee met six times during the 2004 fiscal year. The current members of the Audit Committee are Allan R. Lyons, Randall S. Minix and Aron S. Katzman, each of whom are independent as defined in rules adopted by the SEC and The Nasdaq Stock Market. The board has determined that two members of the Audit Committee, Messrs. Lyons and Minix, qualify as audit committee financial experts under the standards issued by the SEC.

The Audit Committee:

      - Assists the board in its oversight of (i) our financial accounting processes and practices, (ii) the soundness of our system of internal controls, (iii) the integrity of our financial reporting processes and practices, and (iv) our compliance with legal and regulatory rules and regulations related to financial disclosure.

      - Meets in executive sessions with the independent auditors and management;

      -     Appoints our independent auditors;

      - Reviews with the independent auditors the effectiveness of our financial and disclosure controls;

      - Discusses with management and the independent auditors the scope of the annual audit;

      - Reviews the quarterly and annual financial statements and other reports provided to shareholders with management and the independent auditors;

      - Oversees the independent auditors' qualifications, independence and performance; and

      - Determines the appropriateness of and approves the fees for audit and permissible non-audit services to be provided by the independent auditors.

Compensation Committee

The Compensation Committee met three times during the 2004 fiscal year. The current members of the Audit Committee are Aron S. Katzman and Kenneth F. Teasdale, each of whom are independent as defined in rules adopted by the SEC and The Nasdaq Stock Market.

The Compensation Committee:

      - Reviews our goals and objectives with respect to executive compensation;

      - Evaluates the performance of the chief executive officer in light of our goals and objectives;

      - Determines and approves compensation for our chief executive officer, other elected officers and directors; and

      -     Administers our stock-based compensation and programs.

Capital Markets Committee

The Capital Markets Committee met twice during the 2004 fiscal year. The current members of the Capital Markets Committee are Messrs. Franc and Lyons, each of whom is independent as defined in rules adopted by the SEC and The Nasdaq Stock Market.

The Capital Markets Committee:

      -     Monitors our present and future capital requirements; and,

      -     Oversees our public offering of securities.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee met twice during the 2004 fiscal year. The current members of the Nominating and Corporate Governance Committee are Messrs. Allen, Aders and Teasdale, each of whom are independent as defined in rules adopted by the SEC and The Nasdaq Stock Market.

The Nominating and Corporate Governance Committee:

      -     Identifies individuals qualified to become board members;

      -     Determines the criteria for selecting director nominees;

      -     Conducts inquiries into the background of director nominees;

      - Recommends to the board director nominees to be proposed for election at the annual meeting of shareholders;

      - Develops and recommends to the board corporate governance guidelines;

      -     Assists the board in assessing the independence of board members;
            and

      -     Identifies board members to be assigned to the various committees.

The process for electing director nominees entails making a preliminary assessment of each candidate based upon his/her resume and other biographical information, his/her willingness to serve and other background information. This information is then evaluated against the criteria set forth below, as well as the specific needs of the board at that time.

Based upon this preliminary assessment, candidates who appear to be the best fit will be invited to participate in a series of interviews. At the conclusion of this process, if it is determined that the candidate will be a good fit, the Nominating and Corporate Governance Committee will recommend the candidate to the board for election. If the director nominee is a current board member, the Nominating and Corporate Governance Committee also considers prior board performance and contributions. The Nominating and Corporate Governance Committee uses the same process for evaluating all candidates regardless of the source of the nomination.

The minimum qualifications and attributes that the Nominating and Corporate Governance Committee believes must be possessed by a director nominee include:

      -     The ability to apply good business judgment;

      - The ability to exercise his/her duties of loyalty and care for the benefit of our shareholders;

      -     Proven strength of character;

      -     Demonstrated integrity and ethics;

      -     Diversity of experience;

      - The ability to understand complex principles of business and finance; and

      - Familiarity with national and international issues affecting businesses.

All of the director nominees are current members of the board. The Nominating and Corporate Governance Committee may in the future engage the assistance of third parties to identify and evaluate potential director nominees, as it deems appropriate.

Since the 2003 annual meeting of shareholders, a procedure has been adopted by which the Nominating and Corporate Governance Committee will consider candidates recommended by shareholders. If you wish to nominate a candidate, please forward the candidate's name and a detailed description of the candidate's qualification, a document indicating the candidate's willingness to serve to:
Corporate Secretary, Source Interlink Companies, Inc. 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134. A shareholder wishing to nominate a candidate must also comply with the notice requirements described above under the question, "How Do I Submit a Shareholder Proposal for Next Year's Annual Meeting?"

                               EXECUTIVE OFFICERS

We have included below some information about those of our executive officers who are not also serving as members of our board.

Marc Fierman, 43

Mr. Fierman has served as our Chief Financial Officer since November 2002. Prior thereto, he served as Vice President of Finance (July 2001 to November 2002) and Vice President of Finance--Display Division (March 1999 to June 2001). From April 1997 to February 1999, Mr. Fierman served as the chief financial officer of Brand Manufacturing Corp., which we acquired in January 1999.

Jason S. Flegel, 38

Mr. Flegel has served as one of our Executive Vice Presidents since June 1996. Prior thereto, and since our inception in March 1995, he served as Vice President-- Western Region. For more than two years prior thereto, Mr. Flegel was an owner and the Chief Financial Officer of Display Information Systems Company, one of our predecessors. Jason S. Flegel is the son of S. Leslie Flegel.

John R. Amann, 51

Mr. Amann joined our company in September 2003 as President and Chief Executive Officer of one of our subsidiaries. In March 2004, he was promoted to the office of Executive Vice President--Sales and Marketing. For approximately 10 years prior to joining our company, Mr. Amann served as Vice President--Circulation and Labor for the New York Post. Prior thereto, he was Vice President of TV Guide, Inc. and Chief Executive Officer of Murdoch Magazines Distribution, Inc.

               SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                           AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of May 7, 2004 certain information concerning the ownership of our common stock by:

      - each person who is known to us to own beneficially 5% or more of our outstanding common stock;

      - each of our directors, our chief executive officer and our four other most highly paid executive officers in fiscal 2004; and

      -     all directors and executive officers as a group.

The information presented below is based on information supplied by our officers and directors and Schedules 13D and 13E filed with the SEC. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to all shares shown as beneficially owned by them, except to the extent authority is shared by spouses under applicable community property laws. The business address of our officers and directors is in care of Source Interlink Companies, Inc. 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes all shares over which the subject individual has or shares voting or investment power. Shares of common stock subject to options that are currently exercisable within 60 days of the date of this report are treated as outstanding for the purpose of computing the percentage ownership of the subject individual. These shares, however, are not considered outstanding when computing the percentage ownership of any other person.

As of May 7, 2004, there were 23,077,968 shares of our common stock outstanding.

                                                                           BENEFICIAL OWNERSHIP
 NAME AND ADDRESS                                                 -----------------------------------
OF BENEFICIAL OWNER                                               NUMBER OF SHARES(A)         PERCENT
-------------------                                               -------------------         -------
Jonathan J. Ledecky                                                    1,840,000               8.0%
  901 15th Street NW, Suite 950
  Washington, D.C.  20005
FMR Corp                                                               1,818,000               7.9%
  82 Devonshire Street
  Boston, Massachusetts, 02109
S. Leslie Flegel                                                       1,562,985(b)            6.5%
James R. Gillis                                                          533,268               2.3%
Monte Weiner                                                             395,335               1.7%
Jason S. Flegel                                                          364,851(c)            1.6%
Allan R. Lyons                                                           346,037(d)            1.5%
Aron S. Katzman                                                          325,967               1.4%
Randall S. Minix                                                         125,714                 *
Harry L. Franc, III                                                      120,005                 *
Kenneth F. Teasdale                                                       98,948                 *
Robert O. Aders                                                           80,000                 *
Marc Fierman                                                              74,023                 *
John R. Amann                                                             58,333                 *
A. Clinton Allen                                                          26,000(e)              *
All directors and executive
officers as a group  (12 persons)                                      3,754,799               14.8%

----------
*Less than 1%

(a) Includes shares issuable under options that are currently exercisable within 60 days of the date of this report in the amounts following each respective beneficial owner: S. Leslie Flegel - 1,035,000 shares; James R. Gillis - 504,667 shares; Monte Weiner - 357,667 shares; Allan R. Lyons - 20,000 shares; Jason S. Flegel - 300,091 shares; Aron S. Katzman - 70,000 shares; Randall S. Minix - 80,000 shares; Harry L. Franc, III - 80,000 shares; Kenneth F. Teasdale - 50,000 shares; ; Robert O. Aders - 50,000 shares; Marc Fierman - 73,023; John R. Amann
- 58,333 shares; and A. Clinton Allen 10,000 shares.

(b) Mr. Flegel holds 518,685 of these shares with his spouse as joint tenants and thereby shares voting and investment power over those shares with her.

(c) Of the reported shares, 64,760 shares are held by Mr. Flegel's spouse. Mr. Flegel disclaims beneficial ownership of these securities, and this statement shall not be deemed an admission that he is the beneficial owner of the securities for any purpose.

(d) Of the reported shares, 112,010 shares are held by Mr. Lyons' spouse. Mr. Lyons disclaims beneficial ownership of these securities, and this statement shall not be deemed an admission that he is the beneficial owner of the securities for any purpose.

(e) Of the reported shares, 3,000 shares are held by Mr. Allen's spouse. Mr. Allen disclaims beneficial ownership of these securities, and this statement shall not be deemed an admission that he is the beneficial owner of the securities for any purpose.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers, as well as other persons who own more than ten percent of a registered class of our equity securities, to file with the SEC and The Nasdaq Stock Market reports of ownership of our securities and changes in reported ownership. Officers, directors and greater than ten percent shareholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the 2004 fiscal year, our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except as noted below:

      - Each of our directors and executive officers failed to timely report the acquisition in February 2003 of options (right to buy) shares of our common stock, that were granted under our stock-based compensation plans; and

      - Messrs. Flegel, Fierman, Katzman, Minix, Teasdale and Franc failed to timely report the purchase in July 2003 of shares of our common stock.

In each case, we had undertaken to prepare Section 16(a) reports on behalf of our officers and directors; however, due to an administrative error the transactions were not reported until March 2004 on Form 5. We have instituted procedures designed to prevent the re-occurrence of such administrative errors.

                                PERFORMANCE GRAPH

The following graph illustrates the cumulative total shareholder return over the last five fiscal years on our common stock compared to the cumulative total return of companies listed on The Nasdaq Stock Market (Composite), the Nasdaq 100 Index, and the Russell 2000 (Growth). The graph is based on the market price of our common stock for all companies at January 31 each year and assumes that $100 was invested on January 31, 1999 in our common stock and the common stock of all companies and dividends were reinvested for all companies.

                                  [LINE GRAPH]

                                                                                                                   $

                                        1/31/1999      1/31/2000      1/31/2001     1/31/2002       1/31/2003      1/31/2004
Nasdaq                                     $100           $157           $111           $77             $53            $82
Nasdaq 100                                 $100           $168           $122           $73             $46            $70
Russell 2000 (GROWTH)                                                                   $52             $37            $58
Source Interlink Companies, Inc.           $100           $151            $55           $52             $45           $129

                       COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS REGARDING EXECUTIVE COMPENSATION.

The Compensation Committee, composed entirely of independent directors, is responsible to our board, and indirectly to our shareholders, for monitoring and implementing our executive compensation program. The Compensation Committee reviews and recommends executive compensation levels and cash and equity incentives for executive officers. It reports its recommendations to the board for its consideration and action. The following is the Compensation Committee's report for 2003.

COMPENSATION PHILOSOPHY

The Compensation Committee believes that our executive compensation program should be designed and administered to provide a competitive compensation program that will enable us to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. In addition, the Compensation Committee believes that executive compensation should be based on objective measures of performance at the individual, corporate and applicable business unit levels and should be driven primarily by the long-term interests of the company and its shareholders.

COMPENSATION STRATEGY

The Compensation Committee's general executive compensation strategy is based on the following three principles:

      - Compensation Should Relate to Performance --Executive compensation will reward performance and contribution to shareholder value and be competitive with pay for positions of similar responsibility at other companies of comparable complexity and size, or comparable companies within the various industries in which we compete.

      - Incentive Compensation Should Be a Greater Part of Total Compensation For More Senior Positions --As employees assume greater responsibilities and have the opportunity to create more shareholder value, an increasing share of their total compensation package will be derived from variable incentive compensation (both of a long and short-term nature) generated by achievement of objectives producing long-term improvement in corporate performance.

      - Employee Interests Should Be Aligned with Shareholders --Stock option grants will be used to align the long-term interests of employees with those of shareholders.

The executive compensation program consists of three elements: base salary; annual cash incentives; and long-term incentives in the form of stock options. Our goal is to provide above-market compensation opportunities tied to achievement of high standards and above-market goals for growth and performance.

      - Base Salary The annual base salary for our executive officers is based upon the level and scope of the responsibility of the office, the pay levels of similarly positioned executive officers among companies competing for the services of such executives and a consideration of the level of experience and performance profile of the particular executive officer. Based upon its review and evaluation, the Compensation Committee establishes the base salary to be paid to each executive officer.

      - Annual Cash Incentives In connection with its establishment of base salary levels, the Compensation Committee issues measurable performance objectives for each executive officer and a specific cash incentive award payable to the executive upon achievement of each objective. At the conclusion of each fiscal year, the Compensation Committee reviews the individual executive's performance and authorizes payment for achievement. The Compensation Committee also has the discretion to make discretionary cash awards for meritorious service to our long-term interests which may or may not have advanced the achievement of the individual executive's performance objectives.

      - Long Term Incentive Compensation The Compensation Committee has for many years used stock options as long-term incentives for executives and other key employees. Stock options are used because they directly relate the amounts earned by executives and other key employees to the amount of appreciation realized by our shareholders over comparable periods. Our stock option plans give the Compensation Committee the ability to grant options having an exercise period of up to ten years and to impose a vesting schedule that restricts exercise of the options based on achievement of specified performance goals or tenure with our company.

            The Compensation Committee considers stock option awards on an annual basis in April. In determining the amount of options awarded, the Compensation Committee generally establishes a level of award based on the position held by the individual and his or her level of responsibility, both of which reflect the ability of the executive or other key employee to influence our long-term performance. The number of options previously awarded to and held by executives is also reviewed but is not an important factor in determining the size of the current award. The number of options actually awarded in any year may be increased or decreased based on an evaluation of the individual's performance, but the Compensation Committee does not use any particular corporate or business unit performance measures in determining the size of stock option grants to individual executives or other key employees.

COMPENSATION OF OUR CHIEF EXECUTIVE OFFICER

In May 2003, Mr. S. Leslie Flegel, our chief executive officer, signed a new employment agreement with us providing for his continued service until January 31, 2006 and governing his compensation program. Like our other executive officers, Mr. Flegel's compensation is composed of three elements: base salary; annual cash incentives; and long-term incentives in the form of stock options.

      - Base Salary Mr. Flegel's annual base salary for the 2004 fiscal year was established at $535,000, reflecting an increase of approximately 6.5% over his annual base salary for the 2003 fiscal year. The Summary Compensation table indicates Mr. Flegel's full year salary.

      - Annual Cash Incentives Mr. Flegel received a cash award of $250,000 with respect to fiscal 2004 in recognition of the company success exceeding its projected consolidated net income.

      - Long-term Incentives In February 2003, the Compensation Committee granted Mr. Flegel a stock option to purchase up to 150,000 shares of our common stock at an exercise price of $4.56 per share. One-third of the options became exercisable immediately, one-third vested on February 1, 2004 and the remainder will vest on February 1, 2005.

CONCLUSION

The Compensation Committee believes that the quality of executive leadership significantly affects long-term performance and that it is in the best interest of the shareholders to fairly compensate executive leadership for achievements that meet or exceed the high standards set by the Compensation Committee, so long as there is corresponding risk when performance falls short of such standards. In its review of the executive compensation program as implemented in fiscal 2004, the Compensation Committee believes that the compensation received by our executive, including our chief executive officer, is competitive within the industry and, when combined with the substantial equity holding of our executive officers, provides incentives for performance that are aligned with the financial interests of our shareholders.

Respectfully submitted by the
Compensation Committee of the
Board of Directors

Aron S. Katzman, Chairman
Kenneth F. Teasdale

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

During the 2004 fiscal year, the Compensation Committee consisted of two members: Aron S. Katzman (Chairman) and Kenneth F. Teasdale. Mr. Teasdale is the chairman of Armstrong Teasdale LLP, one of our principal outside law firms for more than five years. In 2004, we paid Armstrong Teasdale LLP approximately $660,000 in legal fees and disbursements under a fee structure that we believe reflects current market rates.

EXECUTIVE COMPENSATION

The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the named executive officers, in the fiscal years indicated, for all services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                                   ----------------------       --------------------------
                                                                                 RESTRICTED    SECURITIES         ALL OTHER
        NAME OF PRINCIPAL          FISCAL                                       STOCK AWARD    UNDERLYING       COMPENSATION
            POSITION                YEAR          SALARY ($)     BONUS ($)          ($)        OPTIONS (#)           ($)
            --------                ----          ----------     ---------          ---        -----------           ---
S. Leslie Flegel                    2004           552,851        250,000              -         150,000           19,909
  Chief Executive Officer           2003           535,704        250,000              -               -            5,000
                                    2002           455,000        200,000              -         450,000            4,250

James R. Gillis                     2004           418,571        250,000              -          50,000           16,245
  President & Chief Operating       2003           404,990        250,000         92,400(a)            -            5,000
  Officer                           2002           350,000        250,000              -         250,000            4,250

Marc Fierman                        2004           206,410         40,000              -          25,000           14,029
  Chief Financial Officer           2003           183,654          5,000              -          55,000            4,685
                                    2002           160,386              -              -           5,356            4,010

Monte Weiner                        2004           391,141              -              -          25,000           13,656
  Executive Vice President          2003           345,002        150,000         92,400(a)            -            5,000
                                    2002           300,000        150,000              -         200,000            4,250

Jason S. Flegel                     2004           290,866        125,000              -          50,000           14,577
  Executive Vice President          2003           241,666              -              -               -            5,000
                                    2002           204,000              -              -         131,000            4,250

(a) During fiscal 2003, Messrs. Gillis and Weiner each received 20,000 shares of restricted stock having a value of $92,400. All restrictions applicable to such shares lapsed during the 2004 fiscal year. Dividends will be paid with respect to the reported shares of restricted stock, if any, when paid with respect to the outstanding shares of common stock generally. The Company does not intend to pay any dividends on its common stock and is prohibited from doing so under its currently effective credit arrangements.

                       OPTIONS GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                                                                           POTENTIAL REALIZABLE VALUE
                              NUMBER OF     % OF TOTAL                                     AT ASSUMED ANNUAL RATES OF
                             SECURITIES      OPTIONS                                        STOCK PRICE APPRECIATION
                             UNDERLYING    GRANTED TO      EXERCISE OR                           FOR OPTION TERM
                              OPTIONS     EMPLOYEES IN     BASE PRICE     EXPIRATION       -----------------------
       Name                   GRANTED #    FISCAL YEAR     ($/SHARE)        DATE               5% ($)     10% ($)
       ----                   ---------    -----------     ---------        ----               ------     -------
S. Leslie Flegel            150,000  (a)       18.1%         $ 4.56       2/1/2013            430,164    1,090,120
James R. Gillis              50,000  (b)        6.0%         $ 4.56       2/1/2013            143,388      363,373
Marc Fierman                 25,000  (a)        3.0%         $ 4.56       2/1/2013             71,694      181,687
Monte Weiner                 25,000  (b)        3.0%         $ 4.56       2/1/2013             71,694      181,687
Jason S. Flegel              50,000  (b)        6.0%         $ 4.56       2/1/2013            143,388      363,373

(a) 33.33 % of the reported options became immediately exercisable, an additional 33.33% became exercisable on February 1, 2004 and the remainder on February 1, 2005.

(b)   All of the reported options became exercisable on November 1, 2003.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                   NUMBER OF              VALUE OF UNEXERCISED
                           SHARES                            UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                         ACQUIRED ON           VALUE           FISCAL YEAR END (#)         FISCAL YEAR END ($)
Name                    EXERCISE (#)        REALIZED ($)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                    ------------        ------------    -------------------------   -------------------------
S. Leslie Flegel              -                  -             1,385,000 / 100,000          7,202,500/ 849,000
James R. Gillis               -                  -                 634,667 / -                 4,289,155/ -
Marc Fierman                  -                  -               81,023 / 22,333             652,497/ 175,719
Monte Weiner                  -                  -                 491,667 / -                3,120,750 / -
Jason S. Flegel               -                  -               283,425/ 16,666            2,025,267/ 156,035

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

In May 2003, we entered into a new employment and non-competition agreement with our Chairman and Chief Executive Officer, S. Leslie Flegel, providing for his continued service in that position until January 31, 2006. Mr. Flegel will receive base compensation of $535,000, subject to annual adjustment at the discretion of the Compensation Committee of our board. The agreement also provides for the award of two cash incentives. The first entitles Mr. Flegel to receive a bonus of up to 50% of his base compensation depending on the degree to which we achieve our projected consolidated net income. The second permits the Compensation Committee to award to Mr. Flegel a discretionary bonus of up to 50% of his base compensation depending on such factors as the committee determines to be relevant. The agreement also entitles Mr. Flegel to receive $250,000 as consideration for his agreement to refrain from engaging, directly or indirectly, in the rendering of services competitive with those offered by our company during the term of his employment and for one year thereafter.

In December 1998, we entered into an employment and non-competition agreement with our President and Chief Operating Officer, James R. Gillis, which we amended in August 2000 and again in July 2002. The agreement provides for Mr. Gillis to serve as President and Chief Operating Officer until January 30, 2006. As base compensation for his services, Mr. Gillis received an annual salary of $425,000 during the 2004 fiscal year. For the 2005 fiscal year the Compensation Committee has set the annual salary for Mr. Gillis at $450.500. Under the agreement, Mr. Gillis is also entitled to receive a guaranteed annual bonus of $250,000 as long as he is employed by the company on February 28 of each year and a discretionary bonus of up to $100,000 each fiscal year at the discretion of the Compensation Committee. Mr. Gillis agreed to refrain from disclosing information confidential to the Company during the term of the employment agreement and agreed not to engage, directly or indirectly, in the rendering of services competitive with those offered by the Company during the term of his employment and for two years thereafter.

In January 2001, the company entered into an employment agreement with Jason S. Flegel, our Executive Vice President - Operations, which automatically continues for one year terms unless terminated by either Mr. Flegel or the company on ninety days notice. Under his employment agreement, Mr. Flegel received an annual base compensation of $275,000 during the 2004 fiscal year. For the 2005 fiscal year the Compensation Committee has set the annual salary for Mr. Flegel at $291,500. In addition, the agreement permits the Compensation Committee to award to Mr. Flegel a discretionary bonus of up to $100,000 on such basis as the committee determines to be relevant. Mr. Flegel agreed to refrain from disclosing information confidential to the Company during the term of the employment agreement and agreed not to engage, directly or indirectly, in the rendering of services competitive with those offered by the Company during the term of his employment and for two years thereafter.

In July 2003, we entered into a new employment and non-competition agreement with our Chief Financial Officer, Marc Fierman, providing for his continued service in that position until January 31, 2006. As compensation for his services, Mr. Fierman is entitled to receive a base salary of $200,000 (subject to an annual mandatory increase of 6% per year) and a guaranteed bonus equal to 20% of his base salary. The agreement also permits the Compensation Committee to award to Mr. Fierman a discretionary bonus of up to 30% of his base compensation depending on such factors as the committee determines to be relevant. Mr. Fierman agreed to refrain from disclosing information confidential to the Company during the term of the employment agreement and agreed not to engage, directly or indirectly, in the rendering of services competitive with those offered by the Company during the term of his employment and for six months thereafter.

                      REPORT OF THE AUDIT COMMITTEE OF THE
                               BOARD OF DIRECTORS

The Audit Committee operates under a written charter adopted by the board. In February 2004, the Audit Committee re-examined and revised the charter, a copy of which is attached to this proxy statement as Appendix A. The directors who serve on the Audit Committee have no financial or personal ties to our company (other than director compensation and equity ownership as described in this proxy statement) and are all "independent" under rules adopted by the SEC and The Nasdaq Stock Market. In addition, our board has determined that two members of the Audit Committee, Messrs. Lyons and Minix, qualify as audit committee financial experts under the standards issued by the SEC.

The Audit Committee is responsible for reviewing and monitoring our accounting and financial reporting practices. The Audit Committee also assesses the qualifications and independence of the accountants engaged to perform the annual audit of our financial statements, the performance of our internal accounting and financial reporting staff, and our compliance with legal and regulatory disclosure requirements. In performing its duties, the Audit Committee meets regularly with representatives of our management and independent auditors concerning the matters within the Audit Committee's authority and responsibility, including the overall scope and plan for the annual audit of our financial statements. Our independent auditors report directly to the Audit Committee and have direct access to committee members.

Management is responsible for the preparation, integrity and fair presentation of our consolidated financial statements and related financial information. Management is also responsible for establishing and maintaining a system of internal controls designed to provide reasonable assurance to our management and board regarding the preparation of reliable published financial statements. In fulfilling its responsibilities, the Audit Committee reviewed with management our audited consolidated financial statements for the fiscal years ended January 31, 2004 and discussed the quality, not just the acceptability, of our reporting and accounting practices.

The independent accountants are responsible for expressing an opinion on the conformity of the audited consolidated financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants the results of their examinations and their evaluations of our internal controls. The Audit Committee also reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our financial reporting and discussed the matters described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee discussed with the independent auditors their independence from management and the company, and reviewed the independent auditor's written disclosures required by Independence Standards board Standard No. 1, "Independence Discussions with Audit Committees."

The Audit Committee must pre-approve all audit and non-audit services to be performed by the independent auditors, subject to de minimus exceptions for non-audit services that are approved by the Audit Committee prior to completion of the audit. The Audit Committee also reviews with our Chief Executive Officer and

Chief Financial Officer the processes by which such officers make certifications required by the Sarbanes-Oxley Act of 2002.

Based on these reviews and discussions, the Audit Committee recommended to the board and the board approved that the audited financial statements be included in our Annual Report on Form 10-K for the year ended January 31, 2004. The board also accepted the Audit Committee's recommendation that our independent auditors, BDO Seidman LLP, be reappointed for the 2005 fiscal year.

Respectfully submitted by the
Audit Committee of the
Board of Directors

Allan R. Lyons, Chairman
Randall S. Minix
Aron S. Katzman

                         INDEPENDENT PUBLIC ACCOUNTANTS

FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS

BDO Seidman, LLP, independent certified public accountants, served as our independent auditors during the fiscal year ended January 31, 2004 and has been selected by the Audit Committee to serve as our independent auditors for the current fiscal year. Representatives of BDO Seidman, LLP are expected to be present at the annual meeting of shareholders. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The following table summarizes fees billed to us by our principal accounting firm and independent auditors BDO Seidman, LLP for professional services rendered as of and for the years ended January 31, 2003 and 2004:

                                   2003                   2004
                                 --------               --------
Audit Fees                       $534,000               $615,000
Audit Related Fees                 16,000                     --
Tax Fees                               --                     --
All Other Fees                         --                     --
Total Fees                       $550,000               $615,000

Audit Fees. These fees comprise professional services rendered in connection with the audit of our consolidated financial statements on Form 10-K and the review of our quarterly consolidated financial statements on Form 10-Qs that are customary under auditing standards generally accepted in the United States of America. Audit fees also include consultations regarding accounting issues and consents for other SEC filings.

Audit Related Fees. These fees result from assurance and related services that are reasonably related to the performance of the audits and reviews of our financial statements and are not included under "Audit Fees" in the foregoing table.

Tax Fees. We have engaged KPMG LLP to provide consulting services in this subject area and do not intend to engage our independent public accountants for consulting services in this area.

All other fees. These fees comprise all other services other than those reported above. Our intent is to minimize services in this category.

POLICY REGARDING AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by our independent auditor. The full Audit Committee approves annually projected services and fee estimates for these services and establishes budgets for major categories of services. The Audit Committee Chairman has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee and services that were pre-approved but for which the associated fees will materially exceed the budget established for the type of service at issue. Services approved by the Chairman are communicated to the full Audit Committee at its next regular meeting. For each proposed service, the independent auditor is required to provide back-up documentation detailing said service. The Audit Committee will regularly review summary reports detailing all services being provided to Corning by its independent auditor. During 2004, all services performed by the independent auditor were pre-approved.

                                  OTHER MATTERS

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

For more than five years, we have used Armstrong Teasdale LLP as one of our principal outside law firms. Kenneth F. Teasdale, a member of our board, is the chairman of the firm's management committee. In 2004, we paid Armstrong Teasdale LLP approximately $660,000 in legal fees and disbursements under a fee structure that we believe reflects current market rates.

INCORPORATION BY REFERENCE

The Report of the Compensation Committee of the Board of Directors on Executive Compensation, the Report of Audit Committee of the Board of Directors and the Performance Graph are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference.

ADDITIONAL INFORMATION

Our 2004 Annual Report is included with the mailing of this proxy statement. We will provide a copy of our Annual Report on Form 10-K for the year ended January 31, 2004, without charge to anyone who makes a written request to Source Interlink Companies, Inc., Corporate Secretary, 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134. Our Annual Report on Form 10-K and all other filings with the SEC may also be accessed through the Investor Relations page on our web site at www.sourceinterlink.com.

By order of the Board of Directors

/s/ Marc Fierman

Chief Financial Officer and Secretary

May 28, 2004

                                                                       EXHIBIT A

                        SOURCE INTERLINK COMPANIES, INC.
                                 AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                     CHARTER
                            AS AMENDED APRIL 14, 2004

                                   I. PURPOSE

The Board of Directors of Source Interlink Companies, Inc. has, by resolution duly made and adopted, established and constituted a committee of its members to be designated as the "Audit Committee" for the purpose of (a) providing review and oversight of the Company's financial accounting processes and practices, (b) requiring that management properly develop and adhere to a sound system of internal controls, (c) implementing procedures designed to objectively assess management's practices and internal controls, (d) obtaining an independent, objective review and assessment of the Company's financial reporting processes and practices from a public accounting firm registered with the Public Company Oversight Board, and (e) providing reasonable assurance of the Company's compliance with all legal and regulatory rules and regulations applicable to public disclosure of the Company's financial condition and results of operation.

                                  II. STRUCTURE

2.1 NUMBER OF MEMBERS. The number of directors constituting the Audit Committee shall be not less than three as fixed from time to time by vote of the entire Board of Directors.

2.2 APPOINTMENT; QUALIFICATIONS. Each member of the Audit Committee shall be appointed by vote of the Board of Directors from those of its number who are "independent" within the meaning of applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission and by the principal national securities exchange or national securities association on which the Company's securities are listed. In addition, at least one of the directors appointed to membership on the Audit Committee shall qualify as an "audit committee financial expert" as that term is defined by applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission. Committee members shall hold office until the next Annual Meeting of the Board of Directors, or until their successors shall have duly appointed and qualified. Notwithstanding any other provision herein, any member of the Audit Committee may be removed at any time the vote of the Board of Directors.

2.3 MEETINGS. The Audit Committee may hold meetings, both regular and special, either within or without the State of Missouri. The Annual Meeting of the Audit Committee shall be held immediately following the Annual Meeting of the Board of Directors at the place at which the meeting of the Board of Directors is held and no notice of such meeting shall be necessary to the newly appointed members of the Audit Committee in order to legally constitute the meeting provided that a quorum of the members of the Audit Committee is present. At such Annual Meeting, the members of the Audit Committee shall elect one of their number to serve as Chairman. Regular meetings of the Audit Committee may be held without notice at such time and place as shall be determined from time to time by the Audit Committee. Special meetings of the Audit Committee may be called by the Chairman of the Audit Committee on not less than two (2) business days' notice to each member, either personally, or by mail, facsimile or electronic transmission.

2.4 MANNER OF ACTING. At all meetings of the Audit Committee, a majority of the members shall constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting at which there is a quorum shall be the act of the Audit Committee. Any action required or permitted to be taken at any meeting of the Audit Committee may be taken without a meeting, without prior notice, if all members of the Audit Committee consent thereto in writing, and the writing is filed with the minutes of the proceedings of the Audit Committee. Members of the Audit Committee may participate in meeting of the Audit Committee by telephonic or similar means provided that all participating persons can hear each other, and such participation in a meeting shall constitute presence, in person, at the meeting.

                        III. AUTHORITY AND RESPONSIBILITY

3.1 CHARTER REVIEW. Not less frequently than annually, the Audit Committee shall review, evaluate and affirm the adequacy of this Charter, and if necessary, recommend for adoption by the Board any proposals that it deems necessary to fulfill its mandate as expressed herein or under applicable rules and regulations.

3.2 SUPERVISION OF AUDITORS. The Audit Committee is hereby vested with the direct and exclusive authority to appoint, evaluate, retain, terminate, compensate and supervise any public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (an "Auditor") such that any such Auditor shall be accountable solely to the Audit Committee as representatives of the Board of Directors and shareholders of the Company. In furtherance of this authority, the Audit Committee shall:

      - Evaluate and take such actions as it deems reasonable to satisfy itself that any such Auditor is qualified and registered with the Public Company Accounting Oversight Board and is otherwise independent from the Company and its management;

      - Obtain from any such Auditor, at least annually, a formal written statement delineating (a) all relationships between the Auditor and the Company or any of its management consistent with Independence Standards Board Standard 1, (b) the Auditors' internal quality-control procedures, and (c) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issues;

      - Actively engage in a dialogue with any such Auditor concerning any disclosed relationships or services that may impact the objectivity and independence of the Auditor;

      - Approve in writing, after consultation with the Company's principal accounting officer, all audit engagement fees and terms, as well as all significant non-audit engagements of any such Auditor prior to commencement of such engagement;

      - Review with each such Auditor their proposed audit scope and approach, including the coordination of the audit work with the work performed by the internal accounting personnel;

      - Confirm through private discussions with any such Auditors that no restrictions are being placed on the scope of the Auditors' work by management;

      - Discuss with each such Auditor at least annually (a) all critical accounting policies, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, implications of their use and the Auditor's preferred treatment, and (c) any other written communications between the Auditor and management of the Company;

      - Review each such Auditors' conclusions about the quality of the accounting principles applied to the Company's financial statements;

      - Affirm that any such Auditors communicate certain matters to the Audit Committee as required by professional standards related to their audit of the Company's annual financial statements (including Statement on Auditing Standards No. 61); and

      - Affirm that the Auditors communicate certain matters to the Audit Committee as required by professional standards related to their review of the interim financial information (including Statement on Auditing Standards No. 71);

      - Resolve any disagreements between management and any such auditor regarding financial reporting.

3.3 OVERSIGHT OF INTERNAL CONTROLS AND PROCESSES. The Audit Committee is hereby vested with the authority to supervise and monitor the establishment and implementation of a system of internal controls and procedures designed to provide reasonable assurance of the reliability of the Company's financial reports. In furtherance of this authority, the Audit Committee shall:

      - Discuss at least annually the existence, if any, of reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control through inquiry and discussions with the Auditors, and consider the appropriateness of corrective action, if needed, being taken by management;

      - Establish, and at least annually review, procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and,

      - Review in consultation with the Company's principal executive officer all transactions and relationships, which if effected would require disclosure under Item 404 of Regulation S-K as promulgated by the U.S. Securities and Exchange Commission.

3.4 OVERSIGHT OF FINANCIAL REPORTING. The Audit Committee is hereby vested with the authority to supervise and monitor the Company's compliance with rules and regulations applicable to the public disclosure of financial condition and results of operations. In furtherance of this authority, the Audit Committee shall:

      - Confirm that the Auditors are satisfied with the disclosure and content of the Company's annual financial statements, and other financial data and analysis, prepared for presentation to the shareholders, and if so, to recommend to the Board that such financial statements and other data be included in the annual report on Form 10-K for the last fiscal year for filing with the U.S. Securities and Exchange Commission;

      - Confirm the Auditors are satisfied with the disclosure and content of the Company's quarterly financial statements, and other financial data and analysis, prepared for presentation to the shareholders, and if so, to recommend to the Board that the financial statements be included in the quarterly report on Form 10-Q for the last fiscal quarter for filing with the U.S. Securities and Exchange Commission;

      - Deliver an annual Audit Committee Report for inclusion in the Company's annual proxy statement prepared in compliance with the applicable rules and regulations of the U.S. Securities and Exchange Commission;

      - Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

3.5 AUTHORITY TO ENGAGE ADVISORS. The Audit Committee is hereby vested with the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines necessary to carry out its duties apart from counsel or advisors hired by management.

                                 IV. LIMITATIONS

The Audit Committee shall not be responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements. The review of the financial statements by the Audit Committee is not intended to be of the same quality, or held to the same professional standards of accounting, as the audit performed by independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.          Please
                                                                Mark Here
                                                                for Address  [ ]
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

ITEM 1. Election of 01 S. Leslie Flegel and 02 A. Clinton Allen as Class III Directors for a term of three years expiring in 2007 and until each director's successor has been duly elected and qualified.

        Nominees: 01 S. Leslie Flegel
                  02 A. Clinton Allen

                     FOR                          WITHHOLD
                 all nominees                    AUTHORITY
             (except as marked to               to vote for
                the contrary)                   all nominees

                     [ ]                             [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION OF VOTE IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1.


Date:                                                                     , 2004
      --------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Signature

--------------------------------------------------------------------------------
                           Signature if held jointly

The signature should agree with the name on your stock certificate. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder should sign.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------        --------------------------------        ----------------------
             Internet                                 Telephone                             Mail
   http://www.eproxy.com/sorc                       1-800-435-6710
                                                                                     Mark, sign and date
Use the Internet to vote your proxy.        Use any touch-tone telephone to            your proxy card
 Have your proxy card in hand when     OR   vote your proxy. Have your proxy   OR            and
      you access the web site.                 card in hand when you call.                return it in the
                                                                                    enclosed postage-paid
                                                                                          envelope.
------------------------------------        --------------------------------        ----------------------

               If you vote your proxy by Internet or by telephone,
                  you do NOT need to mail back your proxy card.

                        SOURCE INTERLINK COMPANIES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF SHAREHOLDERS, JULY 14, 2004 AT 10:00 A.M.

The undersigned shareholder of Source Interlink Companies, Inc. (the "Company") hereby appoints S. Leslie Flegel and Douglas J. Bates and each of them as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 10:00 A.M. Eastern Daylight Savings Time, and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Annual Meeting of Shareholders dated May 28, 2004, the Proxy Statement furnished herewith, and a copy of the Company's 2004 Annual Report.

                           (continued on reverse side)

    Address Change/Comments (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

            You can now access your Source Interlink account online.

Access your Source Interlink shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for Source Interlink Companies,

Inc., now makes it easy and convenient to get current information on your shareholder account.

o     View account status               o     View payment history for dividends
o     View certificate history          o     Make address changes
o     View book-entry information       o     Obtain a duplicate 1099 tax form
                                        o     Establish/change your PIN

              Visit us on the web at http://www.melloninvestor.com
          For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time